UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 9, 2017

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2017, Geron Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices located at 149 Commonwealth Drive, Menlo Park, CA 94025, and via conference call, pursuant to notice duly given. Only stockholders of record as of the close of business on March 13, 2017 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date for the Annual Meeting, 159,158,636 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 125,152,324 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

(a) Proposal 1. Each of the three (3) named nominees to hold office as Class III members of the Board of Directors (the “Board”) to serve for a three-year term expiring at the Company’s 2020 annual meeting of stockholders was elected based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Karin Eastham	44,724,968	6,697,362	73,729,994
V. Bryan Lawlis, Ph.D.	44,262,388	7,159,942	73,729,994
Susan M. Molineaux, Ph.D.	44,039,917	7,382,413	73,729,994

(b) Proposal 2. The non-binding advisory vote on named executive officer compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,529,615	10,283,291	609,424	73,729,994

(c) Proposal 3. The non-binding advisory vote on the frequency of holding future non-binding advisory votes on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
46,680,474	668,328	3,584,454	489,074	73,729,994

In light of the vote of the stockholders on this proposal and consistent with the Board’s recommendation, the Company will continue to include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

(d) Proposal 4. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,022,761	3,307,623	821,940	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: May 11, 2017	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General Counsel
and Corporate Secretary